UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 9, 2009
Kennametal Inc.
(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania	1-5318	25-0900168
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

World Headquarters
1600 Technology Way
P.O. Box 231
Latrobe, Pennsylvania	15650-0231
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (724) 539-0231
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.
     On July 9, 2009, Kennametal Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the underwriters named therein (the “Underwriters”) with respect to the offering and sale of 7,000,000 shares of capital stock of the Company, par value $1.25 per share, plus up to an additional 1,050,000 shares pursuant to the option granted to the Underwriters to cover over-allotments (the “Stock”). The Underwriting Agreement contains customary representations, warranties and agreements of the Company and customary conditions to closing, indemnification rights and obligations of the parties.
     On July 10, 2009, the Underwriters exercised in full their option to purchase the additional 1,050,000 shares. The closing of the transactions contemplated by the Underwriting Agreement occurred on July 15, 2009.
     The offering was registered under the Securities Act of 1933, as amended, pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-160474, the “Registration Statement”). The above description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement. A copy of the Underwriting Agreement is incorporated herein by reference and is attached to this Report on Form 8-K as Exhibit 1.1. In addition, the Underwriting Agreement is incorporated by reference as an exhibit to the Registration Statement.
Item 8.01 Other Events.
     The Opinion and Consent of Buchanan Ingersoll & Rooney PC as to the validity of the Stock offered and sold pursuant to the Registration Statement are each filed herewith and are each incorporated by reference into the Registration Statement.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit 1.1	Underwriting Agreement dated July 9, 2009, among Kennametal Inc. and J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named in Schedule 1 thereto.

Exhibit 5.1	Opinion of Buchanan Ingersoll & Rooney PC as to the validity of the Stock.

Exhibit 23.1	Consent of Buchanan Ingersoll & Rooney PC (contained in Exhibit 5.1)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNAMETAL INC.
By:	/s/ David W. Greenfield
David W. Greenfield
Vice President, Secretary and General Counsel

Dated: July 15, 2009

Exhibit Index

Exhibit 1.1	Underwriting Agreement dated July 9, 2009, among Kennametal Inc. and J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named in Schedule 1 thereto.

Exhibit 5.1	Opinion of Buchanan Ingersoll & Rooney PC as to the validity of the Stock.

Exhibit 23.1	Consent of Buchanan Ingersoll & Rooney PC (contained in Exhibit 5.1)